UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

Shimmick Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41867	84-3749368
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Technology Drive Suite 300 Irvine, CA		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 723-2021

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SHIM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2024 (the “Amendment Effective Date”), Shimmick Corporation (the “Company”), entered into an amendment of the MidCap Revolving Credit Facility to provide for a borrowing capacity of $15 million and an extension of the maturity date to December 31, 2024. The Company also entered into an amendment to its existing credit facility, the AECOM and Berkshire Hathaway Specialty Insurance Company ("BHSI") Credit Facility. A summary of the amendments is included below.

Amendment to MidCap Revolving Credit Facility

On the Amendment Effective Date, the Company entered into Amendment No. 5 (the "MidCap Amendment") to its existing Revolving Credit Facility, dated March 27, 2023, with MidCap Financial Services, LLC. The MidCap Amendment, among other things, provides for a borrowing capacity of $15 million (of which there is no capacity and no drawn amounts as of today, September 26, 2024), extends the maturity date to December 31, 2024 (with the option to extend the maturity date for an additional 90 days), and provides for additional draw conditions on such commitments.

The foregoing description of the MidCap Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of such agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment to AECOM and BHSI Credit Facility

On the Amendment Effective Date, the Company entered into Amendment No. 1 (the "AECOM and BHSI Amendment") to its existing Credit Facility, dated May 20, 2024, with AECOM and BHSI. The AECOM and BHSI Amendment, among other things, provides (i) that AECOM and BHSI have consented to the execution of the MidCap Amendment (defined above), (ii) for certain additional mandatory prepayments of the indebtedness if the loans under the MidCap Amendment are not utilized within 5 business days or for the uses provided in the MidCap Amendment and (iii) certain conditions precedent to the effectiveness of the AECOM and BHSI Amendment, including delivery of the MidCap Amendment.

The foregoing description of the AECOM and BHSI Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of such agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1

Amendment No. 5 to Credit, Security and Guaranty Agreement, dated September 25, 2024, by and among Shimmick Construction Company, Inc., Rust Constructors Inc., The Leasing Corporation, SCCI National Holdings, Inc., MidCap Funding IV Trust and other parties thereto

10.2

Amendment No. 1 to Credit, Security and Guaranty Agreement, dated September 25, 2024, by and among Shimmick Construction Company, Inc., Rust Constructors Inc., The Leasing Corporation, Shimmick Corporation, the other guarantors party thereto, the agent thereunder, and the lenders time to time party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shimmick Corporation

Date: September 26, 2024	By:	/s/ John Carpenter
John Carpenter
Executive Vice President and General Counsel